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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

                                     [ ] Confidential, for Use of the Commission
Check the appropriate box:               Only (as permitted by Rule 14a-6(e)(2))
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                            Merrill Lynch & Co., Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      [ ] Fee paid previously with preliminary materials:

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      [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (4) Date Filed:

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                            MERRILL LYNCH & CO., INC.

                        2002 ANNUAL STOCKHOLDERS MEETING
                           MANAGEMENT RECOMMENDATIONS


     1.   FOR Nominees

          .    Nominees chosen by committee of independent outside directors.

          .    82% of Board (9 of 11) consists of independent outside directors.

     2.   AGAINST Cumulative Voting

          . Evelyn Y. Davis' proposal has been rejected at sixteen prior annual stockholders meetings.

          . Cumulative voting is inappropriate when employees, as a group, are the Company's largest group of stockholders.

          . Cumulative voting allows for election of directors by small groups with special interests.

          . The voting system used by Merrill Lynch and many other companies ensures that each director is elected by stockholders representing a majority of all of the shares voted at the meeting and encourages accountability of each director to all stockholders.


               Merrill Lynch has in place good corporate governance practices which provide a framework for the independent management of its affairs, including:

          o Totally independent Audit, Finance, Nominating and Management Development & Compensation Committees,

          o    Independent Directors compensated in MER equity,

          o Executive Management compensation determined by shareholder approved pay-for-performance formula, and

          o    Attendance by each director at 75% or more of all board meetings.


          The preceding summary is qualified in its entirety by, and should be read in conjunction with, the more detailed description of the "Matters Requiring Stockholder Action" contained in the Company's definitive proxy statement filed March 14, 2002.